                         OPPENHEIMER REAL ESTATE FUND
                       Supplement dated January 8, 2007
                   to the Prospectus dated August 28, 2006

This supplement amends the Prospectus dated August 28, 2006 and replaces the supplement dated October 12, 2006.

1. The Prospectus is amended by adding the following paragraph to the end of the "How the Fund is Managed" section beginning on page 13:

     The Board of Trustees of the Fund has recommended that shareholders approve the change in classification of the Fund from a diversified management investment company to a non-diversified management investment company.  Approval of the Fund's shareholders is required before the Fund can be reclassified.  Shareholders of record at the close of business on January 11, 2007 will be mailed proxy materials explaining the reasons for the proposed reclassification.  If the proposal is approved by shareholders at a meeting scheduled to be held on April 5, 2007, the Fund's prospectus and/or statement of additional information will be revised to reflect the approved reclassification.

2. Effective October 12, 2006 the Prospectus section beginning on page 10 and titled "About the Fund's Investments - Other Investment Strategies" is
amended by adding the following paragraph immediately preceding the paragraph titled "Temporary Defensive and Interim Investments":

     Investments in Oppenheimer Institutional Money Market Fund. The Fund
        can invest its free cash balances in the Class E shares of
        Oppenheimer Institutional Money Market Fund, to seek current income while preserving liquidity. The Oppenheimer Institutional
        Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment
        Company Act of 1940, as amended. It invests in a variety of short-term, high-quality, dollar-denominated money market
        instruments issued by the U.S. government, domestic and foreign corporations and financial institutions, and other entities. As a shareholder, the Fund will be subject to its proportional share of the Oppenheimer Institutional Money Market Fund's Class E
        expenses, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the
        Fund's share of the advisory fee paid by the Oppenheimer
        Institutional Money Market Fund.

January 8, 2007                                                   PS0590.011